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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 25, 1998


UPMFC Trust 1998-1 (Issuer in respect of Union Planters Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1998-1)


                               UPMFC Trust 1998-1
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             (Exact name of registrant as specified in its charter)


        NEW YORK                     000-23849                13-4017742
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(State or Other Jurisdiction        Commission          (I.R.S. Employer
 of Incorporation)                  File Number)        Identification Number)

c/o The Bank of New York, as Trustee,
101 Barclay Street - 12E,
New York, New York                                            10286
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(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 815-2297
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Item 5.   OTHER EVENTS.

          On August 25, 1998, a monthly  remittance report was delivered to each
holder  of  Union  Planters  Mortgage  Finance  Corp.,   Mortgage   Pass-Through
Certificates, Series 1998-1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

               Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

     (c)  EXHIBITS


                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibi No.               Description
-----------       -----------              -----------
99.1                   99              Remittance Report to Certificateholders,
                                       dated August 25, 1998.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UPMFC Trust 1998-1
                                            By: The Bank of New York, as Trustee

                                            By: /s/FRANKLIN B. AUSTIN
                                                ----------------------
                                            Name:  Franklin B. Austin
                                            Title: Assistant Vice President

Dated: August 25, 1998



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                                       -4-




                                  EXHIBIT INDEX
                                  -------------

Exhibit        Description
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99.1           Remittance Report dated August 25, 1998